Exhibit 22.1

LIST OF SUBSIDIARY GUARANTORS

Century Communities, Inc. (the “Issuer”), has $500 million principal amount outstanding of 6.75% Senior Notes due May 2027 and $400 million principal amount outstanding of 5.875% Senior Notes due July 2025  (referred to collectively as the “Senior Notes”). As of December 31, 2020 the following 100% owned subsidiaries are guarantors of the outstanding Senior Notes:

Name of Entity	State of Formation, Organization, or Incorporation
Augusta Pointe, LLC...................................................	Colorado
Avalon at Inverness, LLC.............................................	Colorado
AVR A, LLC.................................................................	Colorado
AVR B, LLC.................................................................	Colorado
AVR C, LLC.................................................................	Colorado
Beacon Pointe, LLC.....................................................	Colorado
Benchmark Communities, LLC.....................................	Delaware
Blackstone Homes, LLC...............................................	Colorado
Bluffmont Estates, LLC...............................................	Colorado
BMC East Garrison, LLC...............................................	Delaware
BMC EG Bluffs, LLC.....................................................	Delaware
BMC EG Bungalow, LLC...............................................	Delaware
BMC EG Garden, LLC...................................................	Delaware
BMC EG Grove, LLC.....................................................	Delaware
BMC EG Towns, LLC...................................................	Delaware
BMC EG Village, LLC.....................................................	Delaware
BMC Realty Advisors, Inc.............................................	California
BMCH California, LLC...................................................	Delaware
BMCH North Carolina, LLC...........................................	Delaware
BMCH Tennessee, LLC.................................................	Delaware
BMCH Washington, LLC...............................................	Delaware
Bradburn Village Homes, LLC.......................................	Colorado
Casa Acquisition Corp. ...............................................	Delaware
CC Communities, LLC.................................................	Colorado
CC Southeast Constructors, LLC.................................	North Carolina
CCC Holdings, LLC.....................................................	Colorado
CCG Constructors LLC...............................................	Georgia
CCG Realty Group LLC...............................................	Georgia
CCH Homes, LLC.........................................................	Colorado

CCNC Realty Group, LLC.............................................	North Carolina
CCSC Realty Group, LLC.............................................	South Carolina
Centennial Holding Company LLC.................................	Colorado
Century at Anthology, LLC.........................................	Colorado
Century at Ash Meadows, LLC.....................................	Colorado
Century at Autumn Valley Ranch, LLC.........................	Colorado
Century at Beacon Pointe, LLC...................................	Colorado
Century at Belleview Place, LLC...................................	Colorado
Century at Caley, LLC.................................................	Colorado
Century at Candelas, LLC...........................................	Colorado
Century at Carousel Farms, LLC...................................	Colorado
Century at Castle Pines Town Center, LLC...................	Colorado
Century at Claremont Ranch, LLC...............................	Colorado
Century at Colliers Hill, LLC...........................................	Colorado
Century at Compark Village North, LLC.........................	Colorado
Century at Compark Village South, LLC.......................	Colorado
Century at Coyote Creek, LLC.....................................	Colorado
Century at Forest Meadows, LLC.................................	Colorado
Century at Harvest Meadows, LLC...............................	Colorado
Century at Landmark, LLC...........................................	Colorado
Century at Littleton Village, LLC...................................	Colorado
Century at Littleton Village II, LLC.................................	Colorado
Century at LOR, LLC...................................................	Colorado
Century at Lowry, LLC...............................................	Colorado
Century at Marvella, LLC.............................................	Colorado
Century at Mayfield, LLC.............................................	Colorado
Century at Meadowbrook, LLC.....................................	Colorado
Century at Midtown, LLC.............................................	Colorado
Century at Millennium, LLC...........................................	Colorado
Century at Murphy Creek, LLC.....................................	Colorado
Century at Oak Street, LLC.........................................	Colorado
Century at Observatory Heights, LLC...........................	Colorado
Century at Outlook, LLC.............................................	Colorado
Century at Pearson Grove, LLC...................................	Colorado
Century at Salisbury Heights, LLC.................................	Colorado

Century at Shalom Park, LLC.......................................	Colorado
Century at Southshore, LLC.......................................	Colorado
Century at Spring Valley Ranch, LLC.............................	Colorado
Century at Tanglewood, LLC.......................................	Colorado
Century at Terrain, LLC...............................................	Colorado
Century at The Grove, LLC.........................................	Colorado
Century at the Heights, LLC.........................................	Colorado
Century at The Meadows, LLC.....................................	Colorado
Century at Vista Ridge, LLC.........................................	Colorado
Century at Wildgrass, LLC...........................................	Colorado
Century at Wolf Ranch, LLC.......................................	Colorado
Century at Wyndham Hill, LLC.....................................	Colorado
Century City, LLC.......................................................	Colorado
Century Communities Construction of Arizona, LLC	Arizona
Century Communities of Arizona, LLC……………	Arizona
Century Communities of California, LLC.......................	Delaware
Century Communities of Georgia, LLC.........................	Colorado
Century Communities Investments LLC…………..	Colorado
Century Communities of Nevada, LLC.........................	Delaware
Century Communities of Nevada Realty, LLC ...............	Nevada
Century Communities of North Carolina, LLC.................	Delaware
Century Communities of South Carolina, LLC...............	Delaware
Century Communities of Tennessee, LLC.....................	Delaware
Century Communities of Utah, LLC.............................	Utah
Century Communities of Washington, LLC...................	Delaware
Century Communities Realty of Utah, LLC...................	Utah
Century Communities Southeast, LLC.........................	Colorado
Century Land Holdings, LLC.........................................	Colorado
Century Land Holdings II, LLC.....................................	Colorado
Century Land Holdings of Texas, LLC...........................	Colorado
Century Land Holdings of Utah, LLC.............................	Utah
Century Rhodes Ranch GC, LLC...................................	Delaware
Century Townhomes at Candelas, LLC.........................	Colorado
Century Tuscany GC, LLC...........................................	Delaware
Cherry Hill Park, LLC ...................................................	Colorado

Cottages at Willow Park, LLC.......................................	Colorado
Crown Hill, LLC...........................................................	Colorado
Enclave at Pine Grove, LLC.........................................	Colorado
Estates at Chatfield Farms, LLC...................................	Colorado
Hearth at Oak Meadows, LLC.......................................	Colorado
Hometown, LLC.........................................................	Colorado
Hometown South, LLC...............................................	Colorado
Horizon Building Services, LLC.....................................	Colorado
Ladera, LLC...............................................................	Colorado
Lakeview Fort Collins, LLC...........................................	Colorado
Lincoln Park at Ridgegate, LLC.....................................	Colorado
Meridian Ranch, LLC...................................................	Colorado
Montecito at Ridgegate, LLC.......................................	Colorado
Neighborhood Associations Group, LLC.........................	Delaware
Park 5th Avenue Development Co., LLC.......................	Colorado
Peninsula Villas, LLC.....................................................	Colorado
Red Rocks Pointe, LLC...............................................	Colorado
Reserve at Highpointe Estates, LLC.............................	Colorado
Reserve at The Meadows, LLC.....................................	Colorado
Saddleback Heights, LLC.............................................	Colorado
SAH Holdings, LLC.......................................................	Colorado
Stetson Ridge Homes, LLC...........................................	Colorado
The Overlook at Tallyn’s Reach...................................	Colorado
The Retreat at Ridgegate, LLC.....................................	Colorado
The Veranda, LLC.......................................................	Colorado
The Wheatlands, LLC.................................................	Colorado
UCP, LLC.....................................................................	Delaware
UCP Barclay III, LLC.....................................................	Delaware
UCP East Garrison, LLC...............................................	Delaware
UCP Kerman, LLC.......................................................	Delaware
UCP Meadowood III, LLC.............................................	Delaware
UCP Sagewood, LLC...................................................	Delaware
UCP Soledad, LLC.......................................................	Delaware
UCP Tapestry, LLC.....................................................	Delaware
Venue at Arista, LLC...................................................	Colorado

Verona Estates, LLC...................................................	Colorado
Villas at Highland Park, LLC...........................................	Colorado
Villas at Murphy Creek, LLC.........................................	Colorado
Waterside at Highland Park, LLC...................................	Colorado
Westown Condominiums, LLC.....................................	Colorado
Westown Townhomes, LLC.........................................	Colorado
Wildgrass, LLC...........................................................	Colorado
WJH LLC.......................................................................	Delaware